UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  August 28, 2009

       Punchline Entertainment, Inc.

(Exact name of registrant as specified in its charter)

Nevada

333-146934

98-0557171

(State or other jurisdiction

(Commission

(IRS Employer

of incorporation)

File Number)

Identification No.)

9911 24th Drive, S.E., Everett, WA

98208

(Address of principal executive offices)

(Zip Code)

Registrant’s telephone number, including area code

(425) 923-8012

______________________________________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On August 17, 2009, Nikolai Malitski resigned from our Board of Directors. Mr. Malitski’s resignation was not a result of any disagreement with us on any matter relating to our operations, policies or practices. Mr. Malitski’s resignation is filed as Exhibit 17.1 to this report, incorporated herewith.

On August 17, 2009, Nikolai Malitski resigned as our Chief Executive Officer, Chief Financial Officer, Principal Accounting Officer, Treasurer, President, and Secretary. Mr. Malitski’s resignation was not a result of any disagreement with us on any matter relating to our operations, policies or practices.

On August 17, 2007, Kathryn Kozak was appointed to our Board of Directors. The appointment fills a vacant position existing on the board.

On August 17, 2009, Kathryn Kozak was appointed as our President and Secretary. No compensation is payable to Ms. Kozak as consideration for her services as our Secretary.

Ms. Kozak has a number of years’ experience include the building of infrastructures and management of private and public companies; specifically in high technology industries. Her broad experience also covers the fields of eCommerce, Database Management, interactive Gaming, Financial Processing, Telecommunications, Interactive Marketing and Online Advertising.

Prior to joining the Company, Ms. Kozak was Managing Director of Wiremix Interactive Media from 2006 to 2009.  From June 2004 to January 2006 Ms. Kozak was the Founder & President of Eclipsicom Media Inc.  Ms. Kozak was Vice President, Business Development & Sales at NextLevel.com Internet Productions Inc. from January 2000 to June 2004.  Ms. Kozak attended Carleton University and received a Bachelor's Degree with Honors in Law & Psychology.  She also has a Diploma in Internet Marketing from the University of British Columbia, a Diploma in Public Relations from Algonquin College and Marketing Communications Diploma from the British Columbia Institute of Technology.  Ms. Kozak is not an officer or director of any other reporting company.

All of the aforementioned departures and appointments became effective on August 28, 2009 as filed and accepted with the Nevada Secretary of State.

This report may contain forward-looking statements that involve risks and uncertainties. We generally use words such as “believe,” “may,” “could,” “will,” “intend,” “expect,” “anticipate,” “plan,” and similar expressions to identify forward-looking statements. You should not place undue reliance on these forward-looking statements. Our actual results could differ materially from those anticipated in the forward-looking statements for many reasons, including: our ability to continue as a going concern, the various interrelationships between our officers and directors which may cause conflicts of interest, amendments to current regulations adversely affecting our business, results of operations and prospects, our ability to raise additional capital, that we do not carry insurance and we may be subject to significant lawsuits which could significantly increase our expenses, and such other risks and uncertainties as may be detailed from time to time in our public announcements and filings with the U.S. Securities and Exchange Commission. Although we believe the expectations reflected in the forward-looking statements are reasonable, they relate only to events as of the date on which the statements are made, and our future results, levels of activity, performance or achievements may not meet these expectations. We do not intend to update any of the forward-looking statements after the date of this document to conform these statements to actual results or to changes in our expectations, except as required by law.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.

Description

17.1

Resignation of Nikolai Malitski dated August 17, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Punchline Entertainment, Inc.

(Registrant)

Date: September 2, 2009

/s/ Kathryn Lynn Kozak

(Signature)

Name: Kathryn Lynn Kozak

Title: President and Chief

Executive Officer